  EXHIBIT 32.02

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Morgan Stanley Smith Barney Spectrum Currency and Commodity L.P. (the “Partnership”) on Form 10-K for the period ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Ross, Chief Financial Officer of Ceres Managed Futures LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

By:                   /s/ Steven Ross

Name:                    Steven Ross
Title:                      Chief Financial Officer of Ceres Managed Futures LLC,
General Partner of the registrant

Date:                      March 30, 2015